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                                                                    EXHIBIT 99.1

        CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Entegris, Inc, a Minnesota corporation (the "Company"), on Form 10-Q for the quarter ending November 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, James E. Dauwalter, President and Chief Executive Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ James E. Dauwalter
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James E. Dauwalter
President and Chief Executive Officer